ANNUAL REPORT
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                                 [PHOTO OMITTED]

                                Patriot Premium
                                Dividend Fund II

                                OCTOBER 31, 1998

                       [LOGO] John Hancock Funds
                              A Global Investment Management Firm

================================================================================

                                    TRUSTEES

                            Edward J. Boudreau, Jr.
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                John P. Toolan
                         *Members of the Audit Committee


                                    OFFICERS

                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                     President and Chief Operating Officer
                                James B. Little
                             Senior Vice President
                          and Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer


                               INVESTMENT ADVISER

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                        CUSTODIAN AND TRANSFER AGENT FOR
                               COMMON SHAREHOLDERS

                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110


                            TRANSFER AGENT FOR DARTS

                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL

                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                               125 Summer Street
                        Boston, Massachusetts 02110-1617

                   Listed New York Stock Exchange Symbol: PDT
                           For shareholder assistance
                                refer to page 17

============================CHAIRMAN'S MESSAGE==================================


DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dra- matic and, at times, violent. This year, the market has given us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

         Then in early October, the market staged a remarkable rebound that was sparked by the Federal Reserve's two cuts in interest rates. The major indices regained all their previously lost ground and the S&P 500 Stock Index ended October actually up by 15% year-to-date.

         Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

         Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

         There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,


/S/ Edward J. Boudreau, JR.
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

             By Gregory K. Phelps for the Portfolio Management Team

                              John Hancock Patriot
                            Premium Dividend Fund II

                   Utility common stocks shine amid increased market volatility and global economic woes

Amid a weakening global economy and concerns about corporate earnings shortfalls, utility common stocks - a growing emphasis for the Fund - turned in a megawatt performance during the past year. Although they began the period on a rather weak note, utility common stocks quickly gathered steam in late 1997, when economic problems in Southeast Asia, Latin America, Russia and other emerging markets prompted an increasing number of investors to seek out the historical earnings reliability of U.S. electric and gas providers. By the end of March, the Dow Jones Utility Average had set an all-time high. Utility stocks lost ground in April and May, however, mainly because of fears that the Federal Reserve Board would raise interest rates to stave off potential inflation. Because they carry relatively high yields, utility stocks tend to mimic the performance of the bond market, rising when interest rates fall, and vice versa. When inflationary fears subsided in the summer, however, the Dow Jones Utility Average resumed its climb and closed at another record high at the end of June. When some high-profile non-utility companies later started warning investors that their earnings would not meet expectations, and global financial turmoil increased in August, the stock market began a significant sell-off that lasted through September. Although utility stocks weren't able to completely sidestep the market's decline, they held in better than most. The market reversed course yet again in October, after the Federal Reserve Board put inflation concerns aside and lowered interest rates two times over a three-week period to prevent the global slowdown from serving as a drag on the U.S. economy.

"...utility common stocks... turned in a megawatt performance during the past year."

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[A 3" x 2" photo at bottom right side of page of John Hancock Patriot Premium
Dividend Fund II. Caption below reads "Fund management team members (l-r): Susan Kelly, Gregory Phelps and Mark Maloney."]
--------------------------------------------------------------------------------

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================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II

"Our preferred-stock holdings in the financial sector, however, were dis-appointments."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Other 1%, Industrials 6%, Financials 24%, Common Stock Utilities 32% and Preferred Stock Utilities 37%. A note below the chart reads "As a percentage of net assets on October 31, 1998."]
--------------------------------------------------------------------------------

         Preferred stocks, which made up 68% of the Fund's investments at the end of the period, performed in concert with the bond market throughout most of the period. When Treasury prices were strong, so were preferred stocks; when Treasuries turned down, preferreds typically followed suit. That was the case until late August when the U.S. Treasury market staged an impressive rally, while preferred stocks - along with corporate bonds - languished over concerns about corporate profitability.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Houston Industries followed by an up arrow with the phrase "Blazing Houston summer boosts profits." The second listing is Dominion Resources followed by an up arrow with the phrase "Stock buyback, sale of U.K. subsidiary well received." The third listing is Lehman Brothers Holdings followed by a down arrow with the phrase "Pressured by losses from emerging markets, hedge funds." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

Performance and strategy recap

For the 12 months ended October 31, 1998, the Fund posted a total return of 15.53% at net asset value. By comparison, the Dow Jones Utility Average had a total return of 29.30% in the same period and the average preferred stock closed-end fund returned 9.43%, according to Lipper Analytical Services, Inc.

         Throughout the year, we continued to add to our utility common stock holdings, focusing most of our purchases in periods of weakness. Utility common stocks, which outpaced their preferred stock counterparts, made up 32% of the Fund's investments at the end of the period compared to 25% a year earlier. Thanks to the strong performance of these utility stocks, our increased holdings in them were a "Global uncertainty shows no signs of abating over the near term..."plus for the Fund's performance. Of our preferred holdings, roughly three-quarters were securities eligible for the dividends-received deduction
(DRD), which offer distinct tax advantages to corporate investors. Although they lagged utility common stocks throughout much of the past year, many of our DRD-eligible preferreds posted solid performance over the past year and outpaced their fully taxable preferred counterparts.

Leaders and laggards

Among our best-performing electric utility common stock holdings was Dominion Resources, the parent company of Virginia Electric. The company benefited from a combination of a favorable regulatory environment and the sale of its U.K. electric company at a nice profit. Dominion's stock price was further boosted by its higher-than-average dividend yield and the company's stock buyback program. Houston Industries, another of the Fund's best common stock performers, advanced thanks primarily to Houston's extremely hot summer. We also had some winners among our preferred electric stock holdings, including Alabama Power. This stock offers an attractive yield, is DRD-eligible and carries ten years of call protection, which means it can't be redeemed by the company before a specified date. Call protection is important because it allows us to hang on to stocks with higher-than-average yields when interest rates are falling. Ocean Spray Cranberries also performed well because of its combination of high DRD-eligible yield, good credit quality, call protection and the company's near exclusive focus on U.S. markets. Finally, our holdings in Capita were tendered - or sold back to the company - at a significant profit to the Fund.

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1998." The chart is scaled in increments of 5% with 0% at the bottom and 30% at the top. The first bar represents the 15.53% total return for John Hancock Patriot Premium Dividend Fund II. The second bar represents the 9.43% total return for John Hancock Average preferred stock closed-end fund. The third bar represents the 29.30% total return for Dow Jones Utility Average. A note below the chart reads "Total returns for John Hancock Patriot Premium Dividend Fund II are at net asset value with all distributions reinvested. The average preferred stock closed-end fund is tracked by Lipper Analytical Services, Inc. The Dow Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the United States."]
--------------------------------------------------------------------------------

         Our preferred stock holdings in the financial sector, however, were disappointments. Despite being leaders in the first half of the period, Lehman Brothers Holdings and Bear Stearns Companies lost significant ground in August and September. That's when investors became concerned about losses stemming from the brokerage companies' exposure to Russian debt, hedge funds and other weak investments. Because we believe that the problems facing the brokerage companies will eventually be worked out, and because they offer good call protection, attractive yields and DRD-eligibility, we've held on to our brokerage company holdings.

Outlook

We expect that the Federal Reserve Board will continue to cut interest rates for the balance of the year in order to keep the U.S. economy on a growth track. With that favorable backdrop in mind, we remain positive about the prospects for both utility common and DRD-eligible preferred stocks. Global uncertainty shows no signs of abating over the near term, so we think investors will likely continue to focus on companies - like utilities - that offer predictable earnings growth. Once considered too paltry by many investors, utilities' historic 4%-5% annual earnings growth rate is beginning to look quite good compared to many other sectors of the market. Furthermore, we expect that more utility companies will announce stock buybacks, further fueling their advance. As for DRD-eligible preferred stocks, we believe that technical factors will work in their favor. The supply of DRD-eligible preferreds continues to shrink. As demand firms, their relatively cheap current prices should offer attractive values once again.

"Global uncertainty shows no signs of abating over the near term..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

===============================FINANCIAL STATEMENTS=============================

                 John Hancock Patriot Premium Dividend Fund II

The Statement of Assets and Liabilities is the Fund's balance sheet on October 31, 1998. You'll also find the net asset value per share, for each Common Share, as of that date.

Statement of Assets and Liabilities
October 31, 1998
--------------------------------------------------------------------------------

Assets:
Investments at value - Note C:
Preferred stocks (cost - $191,575,369) ....................        $203,604,602
Common stocks (cost - $78,912,798) ........................          95,907,437
Short-term investments (cost - $483,271) ..................             483,271
                                                                   -------------
                                                                    299,995,310
Dividends receivable ......................................           1,446,530
Other assets ..............................................              34,760
                                                                   -------------
                          Total Assets ....................         301,476,600
                          ------------------------------------------------------

Liabilities:
DARTS dividend payable ....................................             270,087
Common shares dividend payable ............................           1,125,204
Federal income tax payable - Note A .......................           1,213,501
Payable to John Hancock Advisers, Inc. ....................
and affiliates - Note B ...................................             258,018
Accounts payable and accrued expenses .....................              54,522
                                                                   -------------
                          Total Liabilities ...............           2,921,332
                          ------------------------------------------------------

Net Assets:
Dutch  Auction  Rate  Transferable  Securities  Preferred
 Shares Stock Series A (DARTS) - Without par value,
 unlimited number of shares of beneficial  interest
 authorized,  500 shares issued,  liquidation  preference
 of $100,000 per share - Note A............................          50,000,000
                                                                 ---------------
Dutch  Auction  Rate  Transferable  Securities  Preferred
 Shares Stock Series B (DARTS) - Without par value,
 unlimited number of shares of beneficial  interest
 authorized,  500 shares issued,  liquidation  preference
 of $100,000 per share - Note A............................          50,000,000
                                                                 ---------------
Common Shares -
Without par value, unlimited number of shares of
 beneficial interest authorized, 15,002,724 shares
 issued and outstanding....................................         168,433,934
Accumulated net realized gain on investments...............             511,828
Net unrealized appreciation of investments.................          29,026,797
Undistributed net investment income........................             582,709
                                                                 ---------------
                          Net Assets applicable to
                          Common Shares ($13.23 per
                          share based on 15,002,724
                          shares outstanding)..............         198,555,268
                          ---------------------------------         ------------

                          Net Assets.......................        $298,555,268
                          ======================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1998
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign withholding taxes of $13,967)            $19,497,080
 Interest..................................................             265,225
                                                                    ------------
                                                                     19,762,305
                                                                    ------------
 Expenses:
  Investment management fee - Note B.......................           2,483,012
  Administration fee - Note B..............................             298,873
  DARTS and auction fees...................................             268,547
  Custodian fee............................................              73,056
  Federal excise tax.......................................              69,657
  Auditing fee.............................................              49,877
  Printing and postage.....................................              43,645
  Miscellaneous............................................              40,928
  Transfer agent fee.......................................              38,941
  Trustees' fee............................................              23,771
  Legal fees...............................................               3,146
                                                                    ------------
                          Total Expenses...................           3,393,453
                          ------------------------------------------------------

                          Net Investment Income............          16,368,852
                          ------------------------------------------------------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments sold
  (net of federal income taxes of $1,213,501)..............           4,327,150
 Change in net unrealized appreciation/depreciation
  of investments...........................................          10,319,164
                                                                    ------------
                          Net Realized and Unrealized
                          Gain on Investments..............          14,646,314
                          ------------------------------------------------------

                          Net Increase in Net Assets
                          Resulting from Operations........          31,015,166
                          ======================================================
                          Distribution to DARTS
                          Shareholders.....................          (4,084,662)
                          ------------------------------------------------------

                          Net Increase in Net Assets
                          Applicable to Common
                          Shareholders Resulting from
                          Operations Less DARTS
                          Distributions....................         $26,930,504
                          ======================================================

============================FINANCIAL STATEMENTS================================

             John Hancock Funds - Patriot Premium Dividend Fund II

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                    YEAR ENDED OCTOBER 31,
                                                                                    1997             1998
                                                                                -------------    -------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ......................................................    $17,457,100      $16,368,852
 Net realized gain (loss) on investments sold ...............................        (50,758)       4,327,150
 Change in net unrealized appreciation/depreciation of investments ..........     11,166,919       10,319,164
                                                                                -------------    -------------
  Net Increase in Net Assets Resulting from Operations.......................     28,573,261       31,015,166
                                                                                -------------    -------------
Distributions to Shareholders:
 DARTS Series A - ($4,034 and $4,082 per share, respectively) - Note A ......     (2,016,809)      (2,041,034)
 DARTS Series B - ($4,064 and $4,087 per share, respectively) - Note A ......     (2,032,247)      (2,043,628)
 Common Shares - Note A:
  Dividends from accumulated net investment income
  ($1.06 and $0.90 per share, respectively)..................................    (15,902,145)     (13,501,756)
                                                                                -------------    -------------
   Total Distributions to Shareholders ......................................    (19,951,201)     (17,586,418)
                                                                                -------------    -------------
Net Assets:
 Beginning of period ........................................................    276,504,460      285,126,520
                                                                                -------------    -------------
 End of period (including undistributed net investment
 income of $1,730,126 and $582,709, respectively)............................  $ 285,126,520    $ 298,555,268
                                                                                =============   ==============
Analysis of Common Shareholder Transactions:

                                                                           YEAR ENDED OCTOBER 31,
                                                                  -----------------------------------------
                                                                       1997                         1998
                                                                       ----                         ----

                                                              SHARES         AMOUNT        SHARES           AMOUNT
                                                              ------         ------        ------           ------

Shares outstanding, beginning of period ..................  15,002,724    $166,305,685   15,002,724      $166,252,942
Reclassification of net realized long-term gains
retained on investments sold
(net of federal income taxes of $1,213,501)...............     --              --            --             2,253,646
Reclassification of capital account - Note D .............     --              (52,743)      --               (72,654)
                                                            ----------     -----------   ----------       -----------
Shares outstanding, end of period ........................  15,002,724    $166,252,942   15,002,724      $168,433,934
                                                            ==========    ============   ==========      ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassifications of share capital amounts, and the number of Common Shares outstanding at the beginning and the end of the period for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

===========================FINANCIAL STATEMENTS=================================

             John Hancock Funds - Patriot Premium Dividend Fund II

Financial Highlights
Selected data for a Common Share outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:




                                                                                           YEAR ENDED OCTOBER 31,
                                                                                           ----------------------

                                                                        1994         1995          1996         1997          1998
                                                                       -------     --------      --------      -------      -------
Per Share Operating Performance
Net Asset Value, Beginning of Period ...............................   $13.65       $9.67         $11.88       $11.76        $12.34
                                                                       -------     --------      --------      -------      -------
Net Investment Income ..............................................     1.10        1.31           1.19         1.16          1.09
Net Realized and Unrealized Gain (Loss) on Investments .............    (3.61)       2.02          (0.06)        0.75          0.97
                                                                       -------     --------      --------      -------      -------
         Total from Investment Operations ..........................    (2.51)       3.33           1.13         1.91          2.06
                                                                       -------     --------      --------      -------      -------
Less Distributions:
Dividends to DARTS Shareholders ....................................    (0.22)      (0.30)         (0.28)       (0.27)        (0.27)
Dividends to Common Shareholders from Net Investment Income ........    (0.93)      (0.82)         (0.97)       (1.06)        (0.90)
Distributions to Common Shareholders from Net Realized
Short-Term Capital Gains on Investments ............................    (0.32)        --             --           --            --
                                                                       --------    --------      --------      --------     -------
         Total Distributions .......................................    (1.47)      (1.12)         (1.25)       (1.33)        (1.17)
                                                                       --------    --------      --------      --------     -------
Net Asset Value, End of Period .....................................    $9.67      $11.88         $11.76       $12.34        $13.23
                                                                       ========    ========      ========      ========     =======
Per Share Market Value, End of Period ..............................   $8.875     $10.750        $10.875      $11.500       $12.125
Total Investment Return, at Market Value ...........................  (20.91%)      31.24          9.86%       16.12%        13.51%
Ratios and Supplemental Data
Net Assets Applicable to Common Shares, End of Period (000s omitted) $145,120    $178,200       $176,504     $185,127      $198,555
Ratio of Expenses to Average Net Assets (1) ........................    1.27%       1.33%          1.26%        1.21%         1.14%
Ratio of Net Investment Income to Average Net Assets (1) ...........    6.20%       7.58%          6.47%        6.24%         5.48%
Portfolio Turnover Rate ............................................      52%         87%            35%          41%           27%
Senior Securities
Total DARTS Series A Outstanding (000s omitted) ....................  $50,000     $50,000        $50,000      $50,000       $50,000
Total DARTS Series B Outstanding (000s omitted) ....................  $50,000     $50,000        $50,000      $50,000       $50,000
Asset Coverage per Unit (2) ........................................ $244,639    $276,974       $272,651     $284,939      $302,763
Involuntary Liquidation Preference DARTS A per Unit (3) ............ $100,000    $100,000       $100,000     $100,000      $100,000
Involuntary Liquidation Preference DARTS B per Unit (3) ............ $100,000    $100,000       $100,000     $100,000      $100,000
Approximate Market Value per Unit (3) .............................. $100,000    $100,000       $100,000     $100,000      $100,000


(1) Ratios calculated on the basis of expenses and net investment income applicable to both common and preferred shares relative to the average net assets for both common and preferred shares.

(2) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.

(3) Plus accumulated and unpaid dividends.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================FINANCIAL STATEMENTS==================================

             John Hancock Funds - Patriot Premium Dividend Fund II

Schedule of Investments
October 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fund on October 31, 1998. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                                      MARKET
ISSUER, DESCRIPTION                                           NUMBER OF SHARES        VALUE
-------------------                                           ----------------        -----
PREFERRED STOCKS
Agricultural Operations (1.51%)
 Ocean Spray Cranberries, Inc., 6.25% (R) ..................     45,000            $4,511,250
                                                                                   -----------
Automobile/Trucks (2.89%)
 General Motors Corp., 9.12%,
  Depositary Shares, Ser G .................................    208,800             5,846,400
 General Motors Corp., 9.125%,
  Depositary Shares, Ser B .................................    110,000             2,784,375
                                                                                   -----------
                                                                                    8,630,775
                                                                                   -----------
Banks - Foreign (0.84%)
 Australia and New Zealand Banking
  Group, Ltd., 9.125% (Australia) ..........................     51,200             1,414,400
 Banco Bilbao Vizcaya International
  (Gibraltar) Ltd., 9.75% Gtd Ser A,
  American Depositary Receipt (Spain) ......................     40,000             1,095,000
                                                                                   -----------
                                                                                    2,509,400
                                                                                   -----------
Banks - United States (9.30%)
 ABN AMRO North  America,  Inc., 6.59%,
  Ser H (R).................................................      4,000             4,436,000
 ABN AMRO North America, Inc., 8.75%,
  Ser A (R).................................................      1,060             1,245,500
Chase Manhattan Corp., 10.84%, Ser C .......................    137,376             4,095,522
Chase Manhattan Corp., 9.76%, Ser B ........................     68,000             1,814,750
Fleet Financial Group, Inc., 6.75%, Ser VI .................     97,000             5,238,000
Fleet Financial Group, Inc., 9.35%,
 Depositary Shares .........................................    175,700             4,678,013
J.P. Morgan & Company, Inc., 6.625%,
 Depositary Shares, Ser H ..................................    100,000             5,500,000
Republic New York Corp., $2.8575 ...........................     15,000               757,500
                                                                                   -----------
                                                                                    27,765,285
                                                                                   -----------
Broker Services (6.99%)
 Bear Stearns Companies, Inc., 5.72%,
  Ser F ....................................................     40,000             $1,850,000
 Bear Stearns Companies, Inc., 6.15%,
  Ser E ....................................................     84,300              4,236,075
Lehman Brothers Holdings, Inc., 5.67%,
 Depositary Shares, Ser D ..................................     40,000              1,760,000
Lehman Brothers Holdings, Inc., 5.94%,
  Ser C ....................................................    100,000              4,800,000
Merrill Lynch & Co., Inc., 9.00%,
 Depositary Shares, Ser A ..................................    112,000              3,381,000
Morgan Stanley Group, Inc., 7.75%,
 Depositary Shares .........................................     91,000              4,828,688
                                                                                    -----------
                                                                                    20,855,763
                                                                                    -----------
Diversified Operations (0.50%)
 Grand Metropolitan Delaware, L.P., 9.42%,
  Gtd Ser A ................................................     54,000              1,505,250
                                                                                    -----------
Finance (5.25%)
 Citigroup, Inc., 6.213%, Ser G ............................     96,000              5,145,750
 Citigroup, Inc., 6.231%,
  Depositary Shares, Ser H .................................     64,500              3,315,199
 Citigroup, Inc., 6.365%,
  Depositary Shares, Ser F .................................     28,500              1,517,625
 Citigroup, Inc., 8.40%,
  Depositary Shares, Ser K .................................    160,000              4,360,000
SI Financing Trust I, 9.50%,
 Gtd Pfd Sec & Purchase Contract ...........................     50,100               1,330,781
                                                                                    -----------
                                                                                     15,669,355
                                                                                    -----------
Leasing Companies (0.78%)
 AMERCO, 8.50%, Ser A ......................................     90,300               2,336,512
                                                                                    -----------
Oil & Gas (3.49%)
 Anadarko Petroleum Corp., 5.46%,
  Depositary Shares ........................................     40,348               3,807,842
Coastal Finance I, 8.375% ..................................     60,000               1,481,250
Pennzoil Co., 6.49% , Ser A ................................     50,000               5,112,500
                                                                                    -----------
                                                                                     10,401,592
                                                                                    -----------
Utilities (36.65%)
 Alabama Power Co., 5.20% ..................................    210,000               5,040,000
 Baltimore Gas & Electric Co., 6.70%,
  Ser 1993 .................................................     10,000               1,122,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

=====================FINANCIAL STATEMENTS=======================================

             John Hancock Funds - Patriot Premium Dividend Fund II


                                                                                      MARKET
ISSUER, DESCRIPTION                                           NUMBER OF SHARES        VALUE
-------------------                                           ----------------        -----
Utilities (continued)
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995 .................................................     30,000              $3,472,500
 Boston Edison Co., 4.78% ..................................     32,314               2,904,221
 Commonwealth Edison Co., $7.24 ............................     35,785               3,609,812
 Commonwealth Edison Co., $8.38 ............................     26,830               2,714,861
 Commonwealth Edison Co., $8.40, Ser A .....................     48,586               4,910,223
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A ....................................................    181,100               9,869,950
 Empire District Electric Co., 8.125% ......................    150,100               1,538,525
 Florida Power & Light Co., 6.75%, Ser U ...................     33,000               3,712,500
 Hawaiian Electric Industries Capital Trust I,
  8.36%.....................................................     50,000               1,306,250
 Idaho Power Co., 7.07% ....................................     14,000               1,582,000
 Indianapolis Power & Light Co., 5.65% .....................     10,000               1,068,750
 MCN Michigan, L.P., 9.375%, Ser A .........................     50,000               1,281,250
 Massachusetts Electric Co., 6.99% .........................     16,500               1,862,437
 Monongahela Power Co., 7.73%, Ser L .......................     45,500               5,260,938
 Montana Power Co., $6.875 .................................     50,000               5,625,000
 NIPSCO Capital Markets, Inc., 7.75%,
  Ser A ....................................................     56,000               1,431,500
 PSI Energy, Inc., 6.875% ..................................     45,430               5,133,590
 Public Service Electric & Gas Co., 6.92% ..................     45,500               5,107,375
 Puget Sound Energy, Inc., 7.45%, Ser II ...................    155,711               4,515,619
 Puget Sound Energy, Inc., 8.50%, Ser III ..................    124,405               3,296,732
 Sierra Pacific Power Capital I, 8.60% .....................     32,000                 848,000
 Sierra Pacific Power Co., $3.90, Ser C ....................     13,476                 690,645
 Sierra Pacific Power Co., 7.80%,
  Ser 1 (Class A) ..........................................    153,986               4,465,594
 South Carolina Electric & Gas Co., 6.52% ..................     50,000               5,581,250
 TDS Capital Trust I, 8.50% ................................    141,215               3,468,593
 TDS Capital Trust II, 8.04% ...............................     40,000                 935,000
 Texas Utilities Electric Co., $1.805,
  Depositary Shares, Ser B .................................     81,900               2,190,825
 Texas Utilities Electric Co., $1.875,
  Depositary Shares, Ser A .................................    122,380               3,334,855
 Texas Utilities Electric Co., $7.98 .......................     34,500               3,967,500
 UtiliCorp Capital, L.P., 8.875%, Ser A ....................     95,000               2,446,250
 Virginia Electric & Power Co., $6.98 ......................     35,000               3,985,625
 Virginia Electric & Power Co., $7.05 ......................     10,000               1,138,750
                                                                                   ------------
                                                                                    109,419,420
                                                                                   ------------
                                      TOTAL PREFERRED STOCKS
                                         (Cost $191,575,369)     (68.20%)           203,604,602
                                                               ------------        ------------

COMMON STOCKS
Utilities (32.12%)
 BEC Energy ................................................     90,000              $3,571,875
 Cinergy Corp. .............................................    105,000               3,622,500
 Conectiv, Inc. (Class A) ..................................     30,400               1,122,900
 Conectiv, Inc. ............................................     85,000               1,944,375
 Dominion Resources, Inc. ..................................     67,700               3,126,894
 DPL, Inc. .................................................    207,000               3,920,063
 DTE Energy Corp. ..........................................     61,500               2,621,438
 Eastern Enterprises .......................................     29,900               1,227,769
 Edison International ......................................     40,000               1,055,000
 Florida Progress Corp. ....................................    176,250               7,391,484
 Hawaiian Electric Industries, Inc. ........................     19,500                 772,687
 Houston Industries, Inc. ..................................     82,300               2,556,444
 Interstate Energy Corp. ...................................    153,900               4,761,281
 KeySpan Energy ............................................    165,288               4,937,979
 KN Energy, Inc. ...........................................     25,000               1,242,188
 MCN Energy Group, Inc. ....................................     60,000               1,158,750
 MidAmerican Energy Holdings Co. ...........................    293,300               7,625,800
 Montana Power Co. .........................................    103,300               4,474,181
 Nevada Power Co. ..........................................     75,000               1,893,750
 New Century Energies, Inc. ................................     76,760               3,708,468
 New England Electric System ...............................     99,500               4,048,406
 OGE Energy Corp. ..........................................    100,000               2,656,250
 PacifiCorp ................................................     56,900               1,084,656
 Potomac Electric Power Co. ................................    150,500               3,941,219
 Public Service Enterprise Group, Inc. .....................     15,000                 570,000
 Puget Sound Energy, Inc. ..................................    215,400               5,815,800
 Sempra Energy .............................................    118,618               3,084,068
 Southern Co. ..............................................     58,000               1,634,875
 Teco Energy, Inc. .........................................     72,000               1,989,000
 Texas Utilities Co. .......................................     29,000               1,268,750
 UtiliCorp United, Inc. ....................................     80,000               2,875,000
 Washington Water Power Co. ................................    172,400               3,243,275
 Williams Cos., Inc. (The) .................................     35,000                 960,312
                                                                                   ------------

                                         TOTAL COMMON STOCKS
                                          (Cost $78,912,798)    (32.12%)             95,907,437
                                                              ------------         ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

===========================FINANCIAL STATEMENTS=================================

             John Hancock Funds - Patriot Premium Dividend Fund II

                                        INTEREST    PER VALUE       MARKET
ISSUER, DESCRIPTION                       RATE    (000s OMITTED)    VALUE
-------------------                       ----    --------------    -----

SHORT-TERM INVESTMENTS
Oil & Gas (0.16%)
  Chevron Corp., 11-02-98...............  5.43%       $483          $483,271
                                                  ---------     ------------
         TOTAL SHORT-TERM INVESTMENTS               (0.16%)          483,271
                                                  ---------     ------------
                    TOTAL INVESTMENTS             (100.48%)      299,995,310
                                                  ---------     ------------
    OTHER ASSETS AND LIABILITIES, NET               (0.48%)       (1,440,042)
                                                  ---------     -------------
                     TOTAL NET ASSETS             (100.00%)     $298,555,268
                                                  ---------     -------------
                                                  ---------     -------------
(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $10,192,750 or 3.41% of net assets as of October 31, 1998.

Parenthetical disclosure of a foreig country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS

==========================NOTES TO FINANCIAL STATEMENTS=========================

             John Hancock Funds - Patriot Premium Dividend Fund II

NOTE A -
ACCOUNTING POLICIES

John Hancock Patriot Premium Dividend Fund II (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

         Effective June 1, 1998, the Fund determines the net asset value of the Common Shares each business day.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to Federal income tax on taxable income which is distributed to shareholders.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through October 31, 1998, which has no effect on the Fund's net assets, net investment income or net realized gains.

         The Fund has the option and has chosen to retain and pay the applicable federal tax on $3,467,147 of its net long-term capital gain for the fiscal period ended October 31, 1998.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED STOCK SERIES A AND SERIES B (DARTS) The Fund issued 598 shares of DARTS Series A and 598 shares of DARTS Series B concurrently with the issuance of its Common Shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by auction. Dividend rates on the DARTS Series A and Series B ranged from 3.94% to 4.25% and 3.88% to 4.27%, respectively, during the year ended October 31, 1998. During the year ended October 31, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B.

         The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respects to the DARTS, as defined in the Fund's By-Laws.

=========================NOTES TO FINANCIAL STATEMENTS==========================

                  John Hancock Funds - Patriot Premium Fund II

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.50% of the Fund's average weekly net assets, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1% annually of the Fund's average weekly net assets. For the year ended October 31, 1998, the advisory fee incurred did not exceed the maximum advisory fee allowed.

         The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund's average weekly net assets.

         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as other assets. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1998 the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $2,925.


NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1998, aggregated $79,774,858 and $80,804,508, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1998.

         The cost of investments owned at October 31, 1998, for federal income tax purposes was $270,971,438. Gross unrealized appreciation and depreciation of investments aggregated $31,966,261 and $2,942,389, respectively, resulting in net unrealized appreciation of $29,023,872.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended October 31, 1998, the Fund has reclassified amounts to reflect an increase in accumulated net realized gain on investments of $2,505, an increase in undistributed net investment income of $70,149 and a decrease in capital paid-in of $72,654. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1998. In addition, pursuant to Internal Revenue Code Section 852(b)(3)(D), the Fund has reclassified $2,253,646 from accumulated net realized gain on investments to capital paid-in. This amount represents the retained long-term capital gains, net of federal income taxes payable. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to book/tax differences in accounting for deferred compensation and federal excise tax. The calculation of net investment income per share in the financial highlights excludes these adjustments. Similar booking required prior year.

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II

INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders
John Hancock Patriot Premium Dividend Fund II

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Premium Dividend Fund II (the "Fund") as of October 31, 1998, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the years ended October 31, 1998 and 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial
statements  and  financial   highlights  based  on  our  audits.

         The financial highlights for each of the years in the three-year period ended October 31, 1996 were audited by other auditors whose report, dated December 6, 1996, expressed an unqualified opinion on those financial highlights.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 4, 1998

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1998.

         All of the dividends paid for the fiscal year end are taxable as ordinary income. Distributions to preferred and common shareholders were 100% qualified for the dividends received deduction available to corporations.

         Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the tax character of all distributions for calendar year 1998.

         The Fund has chosen to retain (and pay federal corporate income tax on) a portion of net long-term capital gains for its fiscal period ended October 31, 1998.

         Within 60 days of the Fund's fiscal year end, the Fund will mail to its shareholders of record on October 31, 1998 a designation, on Internal Revenue Service (IRS) Form 2439, of that portion of the undistributed capital gains for the year to be included in a shareholder's 1998 taxable income as long-term capital gains all of which are 20% rate gains. Form 2439 will also show their portion of the tax paid by the Fund on these gains. The portion of the taxes paid may be credited against any federal income tax due. These gains will not be reported on Form 1099-DIV, the form on which the Fund would ordinarily report income taxable to a shareholder.

         To reflect the Fund's retention of capital gains and payment of the related tax and their pass through to shareholders as described above, shareholders are entitled to increase the adjusted tax basis of their shares by the excess of the capital gains included in their income over their share of the tax paid by the Fund on such gains as reported on Form 2439, as provided in Internal Revenue Code (IRC) Section 852(b)(3).

         Trustees for Individual Retirement Accounts (IRAs) and organizations which are exempt from federal income tax under IRC Section 501(a) (and to which IRC Section 511 does not apply) should claim a refund by filing Form 990-T with the IRS. Record owners who are not the actual owners (nominees) will also be required to report the amounts shown on Form 2439 to the actual owners within 90 days of the Fund's fiscal year (on or before October 31, 1998) and the IRS in the manner required by the instructions of Form 2439. A trustee or custodian of an IRA should not send a copy of Form 2439 to the owner of the IRA.

         State tax consequences may differ from those described above and may vary from state to state. Therefore, shareholders should consult their state tax advisers for specific information regarding their particular situations. Non-resident aliens may also have different tax consequences and should consult their tax adviser.

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

         The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.


DIVIDEND  REINVESTMENT  PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders. Holders of Common Shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 no later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contract the broker, bank or nominee to participate in the Plan.

         If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II

         There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

         The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).


Year  2000  Compliance

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

Shareholder communication and assistance

If you have any questions concerning the John Hancock Patriot Premium Dividend Fund II, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

         If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

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             John Hancock Funds - Patriot Premium Dividend Fund II

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======================================NOTES=====================================

             John Hancock Funds - Patriot Premium Dividend Fund II

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================================================================================

[LOGO] John Hancock Funds                                     ------------------
A Global Investment Management Firm                               Bulk Rate
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    U.S. Postage
1-800-843-0090                                                      PAID
INTERNET: www.jhancock.com/funds                              S. Hackensack, NJ
                                                                Permit No. 750
                                                              ------------------






Printed on Recycled Paper                                            P200A 10/98
[LOGO]                                                                     12/98